SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2004

KAYDON CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	0-12640	13-3186040
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

315 East Eisenhower Parkway, Suite 300
Ann Arbor, MI 48108
(Address of principal executive offices)

Registrant’s telephone number, including area code: (734) 747-7025

Not Applicable
(Former name or former address, if changed since last report)

Item 5. Other Events and Required FD Disclosure.

     On April 12, 2004, the Registrant issued a press release reporting a favorable court ruling in Richard A. Lippe, et al. v. Bairnco Corporation, et al. The press release is attached hereto as Exhibit 99 and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

     A list of Exhibits included as part of this report is set forth in the Exhibit Index which immediately precedes such Exhibits and is incorporated in this report by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 12, 2004	KAYDON CORPORATION
	By:	/s/ KENNETH W. CRAWFORD
Kenneth W. Crawford
Vice President and Corporate Controller (Principal Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description
99	Press Release, dated April 12, 2004